UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 31, 2023, L3Harris Technologies, Inc. (the “L3Harris”) closed the issuance and sale of $1,250,000,000 aggregate principal amount of 5.400% Notes due 2027 (the “2027 Notes”), $1,500,000,000 aggregate principal amount of 5.400% Notes due 2033 (the “2033 Notes”) and $500,000,000 aggregate principal amount of 5.600% Notes due 2053 (the “2053 Notes” and, together with the 2027 Notes and the 2033 Notes, the “Notes”).

The Notes were offered and sold under L3Harris’s “automatic shelf” Registration Statement on Form S-3 (Registration No. 333-270103) filed with the Securities and Exchange Commission (“SEC”) on February 28, 2023 (the “Registration Statement”). In connection with the issuance and sale of the Notes, L3Harris filed a Prospectus Supplement, dated July 27, 2023, to the Prospectus, dated February 28, 2023 (collectively, the “Prospectus”), which relates to the issuance and sale of the Notes, and entered into an Underwriting Agreement, dated as of July 27, 2023, with BofA Securities, Inc. and J.P. Morgan Securities LLC, on behalf of themselves and the several underwriters named therein (the “Underwriting Agreement”). The foregoing description is qualified by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated by reference herein. Any representations and warranties made in the Underwriting Agreement were made solely as of the dates specified in the Underwriting Agreement, subject to the qualifications and limitations agreed to by the parties, and only to the other express parties to the Underwriting Agreement. No other person may rely on such representations and warranties.

The Notes were issued pursuant to an Indenture, dated as of September 3, 2003 (Exhibit 4.2 to the Registration Statement), between L3Harris and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee. Further information concerning the Notes and related matters is set forth in the Prospectus.

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

a. Form of 5.400% Global Note due 2027;

b. Form of 5.400% Global Note due 2033;

c. Form of 5.600% Global Note due 2053; and

d. Opinion of Simpson Thacher & Bartlett LLP as to the validity of the Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 27, 2023, among L3Harris Technologies, Inc. and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.
4.1	Form of 5.400% Global Note due 2027.
4.2	Form of 5.400% Global Note due 2033.
4.3	Form of 5.600% Global Note due 2053.
5.1	Opinion of Simpson Thacher & Bartlett LLP.
23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.

	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: July 31, 2023		Title:	Senior Vice President, General Counsel and Secretary

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